April 24, 2015

ULTIMUS MANAGERS TRUST

Galapagos Partners Select Equity Fund

Supplement to Prospectus
Dated December 22, 2014

This supplement updates certain information contained in the Prospectus of Galapagos Partners Select Equity Fund (the “Fund”) as described below. For more information or to obtain a copy of the Fund’s Prospectus or Statement of Additional Information, free of charge, please contact the Fund at 1-800-514-3583.

The following sentence is added to the final paragraph in the section entitled “Principal Investment Strategies” on page 5 and in the section entitled “Investment Strategies” on page 8 of the Prospectus:

“The Fund may engage in frequent and active trading of securities as part of its principal investment strategy.”

The following paragraphs is inserted at the end of  the section entitled “Principal Risks” on page 6 and in the section entitled “Investment Risks” on page 10 of the Prospectus:

“Portfolio Turnover Risk – Frequent and active trading may result in greater expenses to the Fund, which may lower the Fund’s performance and may result in the realization of substantial capital gains, including net short-term capital gains. Therefore, high portfolio turnover may reduce the Fund’s returns.”

Investors should retain this supplement for future reference.